Exhibit 10.20

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT



         THIS SECOND AMENDMENT TO Loan and Security Agreement (the "Amendment") is made and entered into effective as of the 4th day of August, 1999, by and among Bank of America, N.A., formerly NationsBank, N.A., as agent for the lenders party to the Loan Agreement (as hereafter defined) from time to time (the "Agent"), the financial institutions party to the Loan Agreement (the "Lenders"), TULTEX CORPORATION, a Virginia corporation ("Tultex"), the Subsidiaries of Tultex party hereto as borrowers (together with Tultex, the "Borrowers"), and the Subsidiaries of Tultex party hereto as guarantors (the "Guarantors", and, together with the Borrowers, the "Obligors").


                              W I T N E S S E T H :


         WHEREAS, the Agent, the Lenders and the Obligors entered into that certain Loan and Security Agreement, dated May 7, 1999 (as amended, the "Loan Agreement"), pursuant to which the Agent and the Lenders agreed to extend certain financial accommodations to the Obligors; and

         WHEREAS, pursuant to the Loan Agreement, the Obligors agreed, among other things, to comply with certain covenants set forth therein, including certain financial covenants; and

         WHEREAS, the Obligors have failed to comply with the financial covenants set forth in Sections 11.1(a) and (b) of the Loan Agreement; and

         WHEREAS, the Obligors' agreement to comply with such financial covenants was a material inducement to the Agent's and the Lenders' agreement to enter into the Loan Agreement and extend financial accommodations thereunder; and

         WHEREAS, the Obligors have requested that the Agent and the Lenders waive such financial covenant defaults, and the Agent and the Lenders are willing to do so, subject to the terms and conditions set forth herein, including the amendments to the Loan Agreement set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement. Each reference in the Loan Agreement to "NationsBank" shall mean Bank of America, N.A.

         2. The parties hereto acknowledge that the Obligors are in default under SECTIONS 11.1(A) and (B) of the Loan Agreement for the fiscal quarter ending on July 3, 1999 (the "Specified Defaults"). In reliance upon the representations, warranties, agreements and covenants of the Obligors set forth herein and in the Loan Agreement, as amended hereby, the Agent and the Lenders agree to waive the Specified Defaults. However, the Agent and the Lenders reserve all of their rights and remedies at all times with respect to any Default or Event of Default, other than the Specified Defaults, whether presently existing or occurring hereafter.

         3. The Loan Agreement is amended by deleting the definition of "Applicable Margin" set forth in SECTION 1.1 and replacing it with the following:

                  "Applicable Margin" means, as to (a) Prime Rate Loans, 1.75%, and (b) LIBOR Loans, 3.75%, as adjusted in accordance with the performance pricing matrix set forth on ANNEX II attached hereto based upon the ratio of Consolidated Funded Indebtedness as of the date of determination to Consolidated EBITDA for the preceding four fiscal quarters. Adjustments to the Applicable Margin shall be effective as of
         (i) the first day of the calendar month which begins at least 10 days after the Agent's receipt of the Obligors' audited financial statements as of each fiscal year end (commencing with the financial statements for the fiscal year ending on January 1, 2000) in conformance with
         SECTION 10.1(A), together with the accountant's certificate described in SECTION 10.2 setting forth the calculations necessary to determine the ratio referred to above, and (ii) the first day of the calendar month which begins at least 10 days after the Agent's receipt of the Obligors' financial statements as of the last day of each subsequent fiscal quarter in conformance with SECTION 10.1(B), together with the officer's certificate described in SECTION 10.3 setting forth the calculations necessary to determine the ratio referred to above; PROVIDED no decrease in the Applicable Margin shall be made if a Default or Event of Default exists as of the effective date of such scheduled adjustment. In the event the Obligors fail to provide in a timely manner the financial statements and certificates referred to above, and without prejudice to any additional rights under SECTIONS 4.1(D) and 12.2, the maximum Applicable Margin shall apply to all LIBOR Loans and Prime Rate Loans until the first day of the calendar month which begins at least 10 days after the Agent's receipt of such financial statements and certificates.

         4. The Loan Agreement is amended by deleting the definition of "Borrowing Base" set forth in SECTION 1.1 and replacing it with the following:

                  "Borrowing Base" means at any time an amount equal to the lesser of:

                  (a)      the Revolving Credit Facility MINUS the sum of

                           (i)  the Letter of Credit Reserve, PLUS

                           (ii) such other reserves as the Agent in its reasonable discretion may establish from time to time, and

                  (b)      an amount equal to

                           (i) 85% (or such lesser percentage as the Agent may in its reasonable discretion determine from time to time) of the face value of Eligible Receivables due and owing at such time, PLUS

                           (ii) 60% (or such lesser percentage as the Agent may in its reasonable discretion determine from time to time) of the face value of Eligible Bill and Hold Receivables due and owing at such time, PLUS

                           (iii)    THE LESSER OF

                                    (A) the product of (1) the lesser of (x)
         cost (determined on a first-in-first-out accounting basis and as adjusted, until Tultex has updated its standard inventory costing systems in accordance with SECTION 9.15, in the case of raw materials and finished goods, for the applicable Capitalized Variance set forth below) and (y) fair market value of Eligible Inventory, net of reserves for obsolescence, at such time (the "Eligible Inventory Amount"), multiplied by (2) the ratio of (x) 85% of the median orderly liquidation value of finished goods, greige goods and raw material Inventory of the Obligors included in the most recent Inventory Appraisal, as determined by the Inventory Appraiser pursuant to such Inventory Appraisal, to (y) the Eligible Inventory Amount as of the date of such Inventory Appraisal, PROVIDED that no more than $4,000,000 shall be included in the Borrowing Base with respect to inventory located at retail stores, AND

                                    (B) the Applicable Inventory Advance
         Percentage of the lesser of cost (determined on a first-in-first-out accounting basis and as adjusted, until Tultex has updated its standard inventory costing systems in accordance with SECTION 9.15, in the case of raw materials and finished goods, for the applicable Capitalized Variance set forth below) and fair market value of Eligible Inventory, net of reserves for obsolescence, at such time, PROVIDED that no more than $4,000,000 shall be included in the Borrowing Base with respect to inventory located at retail stores, AND

                                    (C)     the Inventory Sublimit, MINUS

                           (iv)     the sum of

                                    (A) the Letter of Credit Reserve, PLUS

                                    (B) such other reserves as the Agent in its
         reasonable discretion may establish from time to time.

         As used herein, "Applicable Inventory Advance Percentage" means (x) 50% in the case of Eligible Inventory consisting of raw materials, (y) 40% in the case of Eligible Inventory consisting of greige goods, and (z) 60% in the case of Eligible Inventory consisting of finished goods, or, in any such case, such lesser percentage as the Agent may in its reasonable discretion determine from time to time. As used herein, "Inventory Sublimit" means (i) $100,000,000 at all times prior to October 2, 1999, (2) $90,000,000 at all times on or after October 2, 1999 but prior to November 6, 1999, (3) $80,000,000 at all times on or after November 6, 1999 but prior to December 4, 1999, and (4) $75,000,000 at all times thereafter. As used herein, "Capitalized Variance" means, (A) in the case of raw materials, a reduction equal to 5.5% of the amount of Eligible Inventory consisting of raw materials, and (B) in the case of finished goods, an increase equal to the lesser of $13,000,000 and 10% of the amount of Eligible Inventory consisting of finished goods.

         5. The Loan Agreement is amended by deleting SECTION 11.1(B) and replacing it with the following:

                  (b) Minimum EBITDA. Permit the EBITDA of Tultex and its Consolidated Subsidiaries for the third fiscal quarter of fiscal year 1999 to be less than $3,000,000.

         6. As consideration for the accommodations set forth herein, the Obligors shall pay to the Lenders a non-refundable fee of $100,000, such fee to be shared on a Ratable basis. The Obligors acknowledge that such fee shall constitute compensation for the Lenders' waiver and other accommodations contemplated hereby and shall not constitute interest. The Obligors agree that such fee shall be fully earned as of the date hereof.

         7. To induce the Agent and the Lenders to enter into this Amendment and grant the accommodations set forth herein, the Obligors hereby represent and warrant that, as of the date hereof, except for the Specified Defaults, there exists no Default or Event of Default.

         8. To induce the Agent and the Lenders to enter into this Amendment and grant the accommodations set forth herein, each Obligor agrees that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

         9. To induce the Agent and the Lenders to enter into this Amendment and grant the accommodations set forth herein, each Obligor (a) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists in favor of such Obligor against the Agent or any Lender arising out of or with respect to the Loan Agreement, the other Loan Documents or the Secured Obligations, and (b) releases, acquits, remises and forever discharges the Agent and each Lender and its Affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which such Obligor now or hereafter may have by reason of any manner, cause or things to and including the date of this Amendment with respect to matters arising out of or with respect to the Loan Agreement, the other Loan Documents or the Secured Obligations.

         10. The Obligors hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Loan Agreement, as amended hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment, except to the extent that any such representation or warranty relates solely to a prior date.

         11. In addition to any other fees described herein, the Obligors agree to pay on demand all reasonable costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent and each Lender.

         12. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         13. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         14. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

         IN WITNESS WHEREOF, the Obligors, the Agent and the Lenders have caused this Amendment to be duly executed under seal by their authorized officers in several counterparts, all as of the date first above written.

                                   BORROWERS:

                                   TULTEX CORPORATION


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Executive Vice President and General Counsel



                                   CALIFORNIA SHIRT SALES, INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   DOMINION STORES, INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   TULTEX/T-SHIRT CITY, INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   TRACK GEAR, INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Chairman and Chief Executive Officer

                                   GUARANTORS:

                                   AKOM, LTD.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   DOMINION DISTRIBUTION, INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   LIGA MAYOR DE MEXICO S.A. DE C.V.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Legal Representative



                                   TULTEX SUBSIDIARY (VA), INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   TULTEX SUBSIDIARY (MASS), INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President

                                   TULTEX CANADA, INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   TULTEX INTERNATIONAL, INC.


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   SWEATJET INCORPORATED


                                   By:
                                      ------------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                   LENDERS:

                                   BANK OF AMERICA, N.A.


                                   By:
                                      ------------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By:
                                      ------------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                   CONGRESS FINANCIAL CORPORATION (SOUTHERN)


                                   By:
                                      ------------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                   PNC BANK NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                   THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                   By:
                                      ------------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                   AGENT:

                                   BANK OF AMERICA, N.A.

                                   By:
                                      ------------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------